                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2005

                                  AMICAS, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-25311                 59-2248411
  (State or Other Juris-           (Commission               (IRS Employer
 diction of Incorporation          File Number)           Identification No.)

 20 Guest Street, Suite 200, Boston, MA                   02135
(Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code: 617-779-7878

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On March 8, 2005, AMICAS, INC (the "Company") entered into an Amended and Restated Sublease (the "First Sublease") to lease approximately 16,308 square feet of office space on the second floor in the building located at 20 Guest Street, Boston, Massachusetts. The First Sublease, which is dated as of March 8, 2005 and between Chordiant Software, Inc., as sublessor, and the Company, as sublessee, amends and restates an existing sublease entered into by the parties on May 31, 2002 and which expires on May 31, 2005. The term of the First Sublease ends on July 31, 2006, unless extended through December 31, 2007 upon six months written notice by the Company. Until May 31, 2005, the base rent will be $28,539 per month. From June 1, 2005 through July 31, 2006, the base rent will be $30,577 per month, and should the Company extend the term, the base rent will increase to $33,975 per month through December 31, 2007.

      On March 4, 2005, the Company entered into an Agreement of Sublease (the "Second Sublease"), effective as of February 15, 2005, with PatientKeeper, Inc., formerly known as Virtual Medical Systems, Inc., to lease approximately 10,455 square feet of office space on the fourth floor of the building located at 20 Guest Street, Boston, Massachusetts. The term of the Second Sublease expires on January 11, 2008, and until June 30, 2006, the base rent will be $12,485 per month. Pursuant to the terms of the Second Sublease, beginning on July 1, 2006, the Company will lease an additional 16,159 square feet pursuant and the base rent will increase to $55,377 per month. The base rent is subject to certain adjustments.

      Each of the First Sublease and the Second Sublease is conditioned on written consent of the prime landlord. With respect to the First Sublease, the prime landlord is B.V. Development, LLC, and with respect to the Second Sublease, the prime landlord is Brighton Landing, LLC, formerly known as B.V. Development, LLC.

      The foregoing is a summary description of certain terms of the First Sublease and of the Second Sublease and is qualified in its entirety by the text of the sublease agreements. The Company expects to file the First Sublease and the Second Sublease as exhibits to the Quarterly Report on Form 10-Q for the period ended March 31, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMICAS, INC.

Date: March 15, 2005               By: /s/ Stephen Hicks
                                       -----------------------------------------
                                       Name:  Stephen Hicks
                                       Title: Vice President and General Counsel